UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

NORDSON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	0-7977	34-0590250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28601 Clemens Road Westlake, Ohio 44145

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 440-892-1580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, without par value	NDSN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Retirement

As reported in a Current Report on Form 8-K that Nordson Corporation (the “Company”) filed on February 28, 2019, Michael F. Hilton provided notice to the Company of his intent to retire as the Company’s President and Chief Executive Officer at a date to be determined.

In connection with Mr. Hilton’s proposed retirement, the Company and Mr. Hilton entered into an amendment (the “Hilton Amendment”) on June 10, 2019 to his Employment Agreement with the Company, dated December 9, 2009. Pursuant to the Hilton Amendment, Mr. Hilton will retire as President and Chief Executive Officer on August 1, 2019, after which he will remain employed as Senior Advisor to the Company and continue to serve as a member of the Company’s Board of Directors (the “Board”) until his retirement from the Company effective December 31, 2019. The Hilton Amendment also provides that Mr. Hilton will cease participating in the Company’s long-term incentive program beginning November 1, 2019. These changes will not trigger a “good reason” event for Mr. Hilton under any of the Company’s compensation and benefit plans and agreements. Upon his retirement from the Company on December 31, 2019, Mr. Hilton will receive the retirement payments and benefits provided for under his existing Employment Agreement and the compensation and benefit plans of the Company in which Mr. Hilton already participates. The Company will reimburse Mr. Hilton for reasonable legal expenses and attorneys’ fees incurred by him in connection with the Hilton Amendment, up to a maximum of $10,000.

The description of the terms of the Hilton Amendment is qualified in its entirety by reference to the Hilton Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Chief Executive Officer and Director Appointment

On June 14, 2019, the Company issued a press release announcing that Sundaram Nagarajan will be appointed as President and Chief Executive Officer of the Company reporting directly to the Board, succeeding Mr. Hilton. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Nagarajan, age 56, will assume his new position with the Company effective August 1, 2019, and will be appointed as a member of the Board effective August 1, 2019. Mr. Nagarajan was most recently Executive Vice President Automotive OEM Segment, with Illinois Tool Works Inc., a global manufacturer of a diversified range of industrial products and equipment, since 2015. Prior to that, Mr. Nagarajan served as Executive Vice President, Welding Segment, with Illinois Tool Works since 2010. Mr. Nagarajan has served as a member of the Board of Directors of Sonoco Products Company since 2015. Upon his appointment to the Board, Mr. Nagarajan is expected to be appointed as a member of the Board’s Executive Committee.

There is no arrangement or understanding between Mr. Nagarajan and any other person pursuant to which Mr. Nagarajan will be appointed as President and Chief Executive Officer of the Company or as a member of the Board. Mr. Nagarajan has no family relationship with any director or executive officer of the Company, and there are no transactions in which Mr. Nagarajan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Chief Executive Officer Compensation Arrangements

Upon the recommendation of the Compensation Committee and subsequent approval by the Board, on June 10, 2019, we entered into an Employment Agreement (the “Employment Agreement”) and a Change-in-Control Retention Agreement (the “Retention Agreement”) with Mr. Nagarajan.

Employment Agreement

Below is a description of the material terms of Mr. Nagarajan’s Employment Agreement:

Commencement of Employment Date (“Effective Date”): August 1, 2019

Base Salary. An annual base salary of not less than $850,000.

Annual Cash Bonus. An opportunity to participate in our annual cash incentive program with a target bonus opportunity of 100% of base salary and maximum bonus opportunity of 200% of base salary. For the remainder of fiscal year 2019 following the Effective Date, Mr. Nagarajan will receive a pro-rated incentive payment of not less than $212,500.

Initial Equity Grant. On the Effective Date, for the fiscal year 2017–2019, fiscal year 2018–2020, and fiscal year 2019–2021 performance periods under the Company’s long-term incentive program, Mr. Nagarajan will receive performance share units with a number of target shares equal to $300,000, $540,000 and $760,000, respectively. Payout under the awards is based on the achievement of performance objectives established previously by the Compensation Committee for the applicable performance period.

The Company has agreed to provide additional one-time awards to Mr. Nagarajan on the Effective Date if Mr. Nagarajan’s most recent employer prior to the Effective Date does not treat his termination of employment with that employer as a retirement, resulting in a forfeiture of Mr. Nagarajan’s equity-based awards issued by that employer. In that event, in addition to the performance share units described above, Mr. Nagarajan will receive: (a) for the fiscal year 2017–2019, fiscal year 2018–2020, and fiscal year 2019–2021 performance periods under the Company’s long-term incentive program, additional performance share units with a number of target shares equal to $75,000, $150,000, and $175,000, respectively; (b) nonqualified stock options with a grant date value of $500,000, which become exercisable after three years of employment; and (c) restricted shares equal to $500,000, which become vested and transferrable after three years of employment.

Long-Term Incentives. Mr. Nagarajan will be entitled to participate in the long-term incentive program of the Company at a level that is competitive with market practices, as determined by the Compensation Committee. In November 2019, in connection with the Compensation Committee’s approval of annual awards for executives generally, Mr. Nagarajan will receive: (a) performance share units for the Company’s fiscal year 2020–2022 performance period with a number of target shares having a grant date value equal to $1,280,000; (b) nonqualified stock options with a grant date value of $1,280,000; and (c) restricted shares with a grant date value of $640,000.

The initial and future equity awards described above will each be subject to the terms of Company’s Amended and Restated 2012 Stock Incentive and Award Plan (the “Stock Incentive and Award Plan”) and the applicable award agreement to be approved by the Compensation Committee. In general, the number of target shares subject to performance share units and the number of restricted shares for the awards described above is determined by dividing the grant date value by the most recent fiscal quarter closing average share price, and the number of shares subject to nonqualified stock option awards described above is based on a Black-Scholes valuation methodology.

Other Benefits. Other benefits include paid-time off, participation in our health and welfare plans, life insurance, 401(k) retirement investment plan, supplemental retirement benefits, disability benefit plans, professional club and airline club memberships, relocation benefits in accordance with our standard relocation assistance program, and, to the extent we provide them to other named executive officers generally, financial, tax and estate planning services (up to a maximum of $5,000/year) and annual physical exams.

Legal Expenses. We will reimburse Mr. Nagarajan for reasonable legal expenses and attorneys’ fees incurred by him in connection with the review of the Employment Agreement, up to a maximum of $15,000.

Supplemental Pension Benefit. The Company will establish and provide to Mr. Nagarajan an individual nonqualified pension benefit that will treat Mr. Nagarajan as if he were fully vested in the Nordson Corporation Salaried Employees Pension Plan, solely in the event that Mr. Nagarajan experiences a termination due to death, “disability,” or without “cause,” or resignation with “good reason” (whether or not in connection with a “change in control”), as those terms are defined in the Employment Agreement, prior to becoming one hundred percent (100%) vested in the Nordson Corporation Salaried Employees Pension Plan. Once Mr. Nagarajan has accrued sufficient service to be fully vested in the Nordson Corporation Salaried Employees Pension Plan, we will have no obligation to provide the Supplemental Individual Pension Benefit.

Post-Termination Payments. Upon a termination by us without cause or by Mr. Nagarajan for good reason, excluding a termination within two years following a change in control of the Company, then, in addition to payment of any accrued and unpaid compensation and benefits, Mr. Nagarajan is entitled to post-termination payments and benefits as follows, subject to his execution of a customary release of claims in favor of the Company:

(a)	an amount equal to two times (i) his annual base salary rate as of the termination date, plus (ii) his target bonus amount for the fiscal year in which a termination occurs;

(b)	a prorated amount of his annual bonus for the fiscal year in which a termination occurs, based on actual performance in the applicable performance period;

(c)	a pro-rata payout of his incentive-based equity awards for any performance period(s) not completed on the termination date, based on actual performance in the applicable performance period;

(d)	full, immediate vesting of his service-based restricted share awards;

(e)	continued vesting of his service-based stock options;

(f)	full vesting in his benefit under the Supplemental Individual Pension Benefit; and

(g)	continuation of health care benefits until the earlier of 24 months following the termination date or his eligibility for health care benefits at his new employer.

In addition, upon a termination due to Mr. Nagarajan’s death, disability or early or normal retirement, in addition to payment of any accrued and unpaid compensation and benefits, Mr. Nagarajan is entitled to: (a) a pro-rata payout of his incentive-based equity awards for any performance period(s) not completed on the termination date, based on actual performance in the applicable performance period; (b) full vesting (pro-rata in the case of early retirement) of his service-based restricted share awards; and (c) for his service-based stock options, full, immediate vesting (in the case of death or disability), continued vesting for the remainder of the term (in the case of normal retirement), or continued vesting for the shorter of five years from retirement and the remainder of the term (in the case of early retirement), except that service-based restricted share awards and stock options granted less than 12 months prior to retirement are forfeited upon early or normal retirement.

Tax Gross-Up. The Employment Agreement does not provide for tax gross-ups of any payment received by Mr. Nagarajan under the Employment Agreement.

This description of the terms of the Employment Agreement with Mr. Nagarajan is qualified in its entirety by reference to the Employment Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Change-in-Control Retention Agreement

Under the Retention Agreement, Mr. Nagarajan is entitled to receive certain payments and benefits if his employment is terminated within 24 months after the date of a change in control either by us or the acquirer without cause or by Mr. Nagarajan for good reason (“good reason” includes such actions as a reduction in annual base salary, a reduction in overall compensation, benefit and perquisite opportunity, a material adverse change in authorities, functions or duties, a significant increase in business travel, or a requirement that Mr. Nagarajan relocate beyond a radius of 50 miles). In such event, Mr. Nagarajan will be entitled to receive:

(a)	an amount equal to two times (i) his annual base salary rate as of the termination date, plus (ii) his target bonus amount for the fiscal year in which a termination occurs;

(b)	a prorated amount of his annual bonus for the fiscal year in which a termination occurs, based on actual performance in the applicable performance period;

(c)	a pro-rata payout of his incentive-based equity awards for any performance period(s) not completed on the termination date, based on actual performance in the applicable performance period;

(d)	full, immediate vesting of his service-based restricted share awards and stock options;

(e)	a pension enhancement of two years’ service credit and two years’ age credit paid as an immediate lump sum;

(f)

full vesting and an additional two years’ service credit and two years’ age credit for his benefit under the Supplemental Individual Pension Benefit, and full vesting in his benefit under the Company’s 2005 Deferred Compensation Plan;

(g)	continuation of health care, welfare and other benefits until the earlier of 24 months following the termination date or his eligibility for comparable benefits at his new employer; and

(h)	individual outplacement services up to $50,000.

In addition, upon a termination due to Mr. Nagarajan’s death, total disability or retirement within 24 months after the date of a change in control, in addition to payments and benefits under the Employment Agreement, Mr. Nagarajan is entitled to a prorated amount of his annual bonus for the fiscal year in which the termination occurs, based on actual performance in the applicable performance period.

Under the Retention Agreement, Mr. Nagarajan is entitled under certain circumstances to reimbursement of legal fees and expenses incurred in relation to enforcement of the Retention Agreement, including a tax gross up on any such reimbursements.

This description of the terms of the Retention Agreement is qualified in its entirety by reference the Retention Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment, dated June 10, 2019, to Employment Agreement between Nordson Corporation and Michael F. Hilton.

10.2	Employment Agreement between Nordson Corporation and Sundaram Nagarajan.

10.3	Change-in-Control Retention Agreement between Nordson Corporation and Sundaram Nagarajan.

99.1	The Company’s press release dated June 14, 2019 announcing the appointment of Sundaram Nagarajan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORDSON CORPORATION

Date: June 14, 2019	By:	/s/ Gregory A. Thaxton
Gregory A. Thaxton
Executive Vice President Chief Financial Officer